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                                                                 Exhibit 10.2

                      DEFERRED SHARE REPURCHASE AND OPTION
                             CANCELLATION AGREEMENT
                             ----------------------

     REPURCHASE AND OPTION CANCELLATION AGREEMENT, dated as of July 31, 2001, between RACI Holding, Inc., a Delaware corporation (the "Company"), and Arthur Wheaton (the "Shareholder").

     WHEREAS, effective as of July 31, 2001 (the "Termination Date"), the Shareholder has resigned from his employment with the Company's wholly owned subsidiary, Remington Arms Company, Inc. ("Remington");

     WHEREAS, in connection with the Shareholder's termination of employment, the Shareholder, Remington and the Company have entered into a separation agreement dated July 31, 2001 ("Separation Agreement");

     WHEREAS, the Company and the Shareholder are parties to several Stock Purchase Right Deferred Share Award Agreements and Matching Deferred Share Award Agreements (collectively, the "Deferred Share Agreements"), pursuant to which the Shareholder acquired an aggregate of 2,046 deferred shares (the "Deferred Shares") of the Common Stock, par value $.01 per share, of the Company (the "Common Stock");

     WHEREAS, pursuant to the terms of the Deferred Stock Agreements, the Shareholder is entitled to receive one share of Common Stock in settlement of the Deferred Shares that he holds and the Shareholder is required to grant the Company and Clayton, Dubilier & Rice Private Equity Fund IV Limited Partnership (the "CDR Fund") successive rights to repurchase the Deferred Shares following any termination of the Shareholder's employment with the Company or any subsidiary thereof that employs the Shareholder as a condition to receipt of the shares of Common Stock in respect of the Deferred Shares;

     WHEREAS, in lieu of providing Shareholder with a share in settlement of each Deferred Share and exercising its right to repurchase the Deferred Shares (which right the Company desires to exercise), the Company and the Shareholder agree that the Company shall pay the Shareholder $180 for each such Deferred Share;

     WHEREAS, the Company and the Shareholder are also parties to several Management Stock Option Agreements - Service Option and Management Stock Option Agreements - Performance Option (the "Option Agreements") pursuant to which the Company granted to the Shareholder options (the "Options" ) to purchase 3,860 shares of Common Stock (the "Option Shares"), at exercise prices between $100 to $230 per share;

     WHEREAS, pursuant to the terms of the Option Agreements, in the event of any termination of the Shareholders employment with the Company or any subsidiary thereof that employs the Shareholder, the portion, if any, of the Options that have not become

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vested on or prior to the date of such termination automatically terminates and is forfeited effective immediately upon such termination;

     WHEREAS, pursuant to the terms of the Option Agreements, the Company and the CDR Fund have successive rights to repurchase the Vested Options following any termination of the Shareholder's employment with the Company or any subsidiary thereof that employs the Shareholder;

     WHEREAS, as of the Termination Date, the Shareholder has earned a vested right to options to purchase 3,155 Option Shares(collectively, the "Vested Options") and the Shareholder agrees that the Vested Options shall be terminated and forfeited; and

     WHEREAS, as of the Termination Date, the Shareholder has not earned a vested right to any of the remaining options to purchase 705 Option Shares (the "Unvested Options") and, accordingly, pursuant to the terms of the Option Agreements, such Unvested Options will be automatically terminated and forfeited as of such date.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Separation Agreement and for other good and valuable consideration, the Company and the Shareholder hereby agree as follows:

     1.   Payment for the Deferred Shares.  Simultaneously with the execution of
          -------------------------------
the Separation Agreement or such other date as the parties shall mutually agree in writing (the "Closing Date"), the Company shall pay the Shareholder for the Deferred Shares, at the purchase price set forth in Section 2 below, payable as provided in Section 5 below.

     2.   Purchase Price.  The Company and the Shareholder agree that the
          --------------
purchase price for the Deferred Shares is $180 per Share and that the aggregate purchase price for the Deferred Shares is $368,280 (the "Deferred Share Purchase Price"). The Company and the Shareholder acknowledge and agree that the Deferred Share Purchase Price is equal to the aggregate fair market value of the Deferred Shares as of the Termination Date.

     3.   Payment of Purchase Price.  (a) On the Closing Date, the Company shall
          -------------------------
deliver to the Shareholder a check, payable to the order of the Shareholder, for the Deferred Share Purchase Price, subject to reduction for any applicable tax and other withholding.

          (b) The Shareholder shall execute a receipt, in the form attached as Exhibit A hereto, acknowledging receipt of the Purchase Price.

     4.   Cancellation of Options.  Effective as of the Termination Date and as
          -----------------------
a result of the Shareholder's termination of employment with Remington, the Shareholder hereby acknowledges and agrees that all of the Unvested Options have been automatically canceled and terminated and the rights of the Shareholder in respect of such Unvested Options have been automatically forfeited, in each case, in accordance with the terms of the Option Agreements and without any liability or obligation on the part of Company in respect thereof. Effective as of the Termination Date, the Company

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and the Shareholder agree that, notwithstanding any provisions of the Option
Agreements, the Deferred Share Agreements or any other agreement to the contrary, all of the Vested Options shall be canceled and terminated and the rights of the Shareholder in respect thereof have been forfeited, without any liability or obligation on the part of Company.

     5.   Shareholder's Release; Deferred Share and Option Agreements and
          ---------------------------------------------------------------
Related Documents.  The Shareholder hereby waives any and all rights that he may
-----------------
have or that otherwise may exist or may have arisen with respect to any of the Deferred Shares, the Options, the Option Shares or the Common Shares under any of the Deferred Share Agreements, the Option Agreements, or otherwise in connection with the offering or sale by the Company or the acquisition by the Shareholder of the Shares, the grant of the Options by the Company or the issuance of any Deferred Shares, Common Shares or Option Shares in respect thereof to the Shareholder, in each case, pursuant to the Confidential Offering Memorandum, dated as of May 14, 1999, as supplemented (the "Confidential Offering Memorandum, and ,collectively with any other agreement or document executed or to be executed in connection therewith, the "Other Transaction Documents"). The Shareholder and the Company hereby each acknowledges and agrees that all of their respective rights and obligations under the Deferred Share Agreements, the Option Agreements and the Other Transaction Documents with respect to the Deferred Shares, the Options, the Option Shares and the Common Shares are hereby terminated, and the Shareholder hereby releases and forever discharges the Company, CDR Fund, and each of their respective subsidiaries, affiliates, successors and assigns and each of their respective employees, directors, officers, agents and other representatives from any and all claims, obligations and liabilities arising under or in connection with any of the Deferred Share Agreements, the Option Agreements or the Other Transaction Documents or otherwise in respect of the Deferred Shares, the Options, the Option Shares or the Common Shares and acknowledges to be fully satisfied all of his rights under the Deferred Share Agreements, the Option Agreements and the Other Transaction Documents and otherwise in respect of the Deferred Shares, the Options, the Option Shares and the Common Shares.

     6.   Entire Agreement; Applicable Law.  This Agreement, including the
          --------------------------------
attached Exhibit A, together with the Separation Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof. All prior correspondence and proposals (including summaries of proposed terms) and all prior promises, representations, understandings, arrangements and agreements relating to such subject matter (including, but not limited to, those made to or with Shareholder by any other person or entity) are merged herein and superseded hereby. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICT OF LAWS.

     7.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the Company and the Shareholder have executed this
Repurchase and Option Cancellation Agreement as of the date first above written.

                              RACI HOLDING, INC.

                              By:___________________________
                                Name:
                                Title:

                              ______________________________
                              Arthur Wheaton

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                                                                       EXHIBIT A
                                                                       ---------

                              RECEIPT RELATING TO
                  THE TERMS OF THE (insert date of Agreement)
                                   --------------------------
                              REPURCHASE AGREEMENT

     I, Arthur Wheaton, hereby acknowledge receipt from RACI HOLDING, INC. (the "Company") of a check in the amount of $_______, which amount is in full payment of the purchase price for the 2,046 Deferred Shares of the Company's Common Stock, par value $.01 per share that the Company is repurchasing from me.

Dated :  ____________________________



______________________
Arthur Wheaton

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